UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
December 18, 2006
COCA-COLA BOTTLING CO. CONSOLIDATED
(Exact name of registrant as specified in its charter)

Delaware	0-9286	56-0950585
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)
4100 Coca-Cola Plaza, Charlotte, North Carolina          28211
(Address of principal executive offices)              (Zip Code)
(704) 557-4400
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On December 18, 2006, CCBCC Operations, LLC (“CCBCC Operations”), a wholly owned-subsidiary of Coca-Cola Bottling Co. Consolidated (the “Company”), entered into a Lease Agreement (the “Lease Agreement”) with Beacon Investment Corporation (the “Landlord”) pursuant to which CCBCC Operations will continue to lease the corporate office buildings (the “Corporate Facilities”) currently leased by the Company. Beacon Investment Corporation is wholly-owned by J. Frank Harrison, III, the Company’s Chairman of the Board of Directors and Chief Executive Officer. The Company has occupied the first corporate office building since 1985 and the second adjacent office building since 1999, and has most recently been occupying the Corporate Facilities pursuant to a lease agreement with the Landlord that was entered into on January 5, 1999.
Pursuant to the Lease Agreement, CCBCC Operations will lease the Corporate Facilities for a fifteen-year term beginning January 1, 2007 and extending through December 31, 2021. The base rent under the Lease Agreement will be approximately $4.04 million per annum subject to adjustment based upon increases in the Consumer Price Index with an annual cap of 5%. CCBCC Operations will receive a rental credit of $450,000 per annum (subject to annual adjustment based on the Consumer Price Index with an annual cap of 5%) with respect to certain services and obligations (e.g., related to security, janitorial and electrical services) to be provided and assumed by it in connection with the Lease Agreement. After giving effect to such rental credit, the net base rent under the Lease Agreement will initially be approximately $3.59 million per annum.
The Lease Agreement and the transactions contemplated thereby were approved and recommended to the Company’s Board of Directors by a Special Committee of the Board of Directors that was formed to consider purchase, lease and other alternatives available to the Company in connection with the December 31, 2008 expiration of the current lease with the Landlord relating to the Corporate Facilities. The Lease Agreement and the transactions contemplated thereby were also approved by the Audit Committee of the Company’s Board of Directors.
The foregoing summary is subject to and qualified in its entirety by the terms of the Lease Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit
Number	Exhibit Description

10.1	Lease Agreement dated December 18, 2006 between CCBCC Operations, LLC and Beacon Investment Corporation.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA BOTTLING CO. CONSOLIDATED (REGISTRANT)

Date: December 21, 2006	By:	/s/ Steven D. Westphal

Steven D. Westphal Principal Financial Officer of the Registrant and Senior Vice President and Chief Financial Officer

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
December 18, 2006	0-9286
COCA-COLA BOTTLING CO. CONSOLIDATED
EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Lease Agreement dated December 18, 2006 between CCBCC Operations, LLC and Beacon Investment Corporation.